    As filed with the Securities and Exchange Commission on October 11, 2000
                                                 Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            NEOSE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                              13-3549286
      (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
       Incorporation or Organization)

              102 Witmer Road
            Horsham, Pennsylvania                         19044
     (Address of Principal Executive Offices)            (Zip Code)


                            NEOSE TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                            (Full Title of the Plan)

                                P. SHERRILL NEFF
         President, Chief Operating Officer and Chief Financial Officer
                                 102 Witmer Road
                           Horsham, Pennsylvania 19044
                     (Name and Address of Agent for Service)

                                 (215) 441-5890
          (Telephone Number, Including Area Code, of Agent for Service)


                                   COPIES TO:


                           HOWARD L. SHECTER, ESQUIRE
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103
                                 (215) 963-5000

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                                  Proposed maximum       Proposed maximum
           Title of securities                Amount to be         offering price           aggregate             Amount of
            to be registered                   registered           per share (1)       offering price (1)    registration fee
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.............      690,000(2)              $46.328             $31,966,320            $8,439.11
==============================================================================================================================

(1) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of shares of Common Stock on October 3, 2000 as reported on the Nasdaq National Market.
(2) In addition, pursuant to Rule 416 under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

This registration statement on Form S-8 relates to the registration of an additional 690,000 shares of Common Stock, $.01 par value, of the registrant. The shares are securities of the same class and relating to the same employee benefit plan, the Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan, as amended and restated, as those shares registered in the registrant's registration statements on Form S-8, previously filed with the Securities and Exchange Commission on September 8, 1997, February 15, 1996 and October 13, 1999. The earlier registration statements on Forms S-8 (Registration Nos. 333-35283, 333-01410 and 333-88913), are hereby incorporated by reference.

EXPERTS

The financial statements contained in the registrant's Annual Report on Form 10-K for the year ended December 31, 1999 incorporated by reference in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

     The following exhibits are filed as part of this registration statement.

EXHIBIT
NUMBER            EXHIBIT
  5.1*            Opinion of Morgan, Lewis & Bockius LLP

 23.1*            Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this registration statement)

 99.1*            Neose Technologies, Inc. 1995 Stock Option/Stock Issuance
                  Plan, amended and restated as of June 26, 2000.

----------
*    Filed herewith

                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Horsham, Pennsylvania, on October 10, 2000.


                                NEOSE TECHNOLOGIES, INC.

                                By:  /s/ P. SHERRILL NEFF
                                     ---------------------------------------
                                     P. Sherrill Neff
                                     President, Chief Operating Officer and
                                     Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Each person in so signing also makes, constitutes and appoints Stephen A. Roth and P. Sherrill Neff and each of them acting alone, his true and lawful attorney-in-fact, with full power of substitution, to execute and cause to be filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, any and all amendments and post-effective amendments to this registration statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

             SIGNATURE                               CAPACITY                                DATE
             ---------                               --------                                ----
/s/ STEPHEN A. ROTH                                  Chief Executive Officer and        October 10, 2000
---------------------------                          Chairman of the Board
Stephen A. Roth                                      (Principal Executive Officer)

/s/ P. SHERRILL NEFF                                 President, Chief Operating         October 10, 2000
---------------------------                          Officer and Chief Financial
P. Sherrill Neff                                     Officer (Principal Financial
                                                     and Accounting Officer)
                                                     and Director

/s/ WILLIAM F. HAMILTON                              Director                           October 10, 2000
---------------------------
William F. Hamilton


                                       4


/s/ DOUGLAS J. MACMASTER, JR.                        Director                           October 10, 2000
-----------------------------
Douglas J. MacMaster, Jr.

/s/ MARK H. RACHESKY                                 Director                           October 10, 2000
--------------------
Mark H. Rachesky

/s/ LINDSAY A. ROSENWALD                             Director                           October 10, 2000
------------------------
Lindsay A. Rosenwald


/s/ LOWELL E. SEARS                                  Director                           October 10, 2000
------------------------
Lowell E. Sears


/s/ JERRY A. WEISBACH                                Director                           October 10, 2000
------------------------
Jerry A. Weisbach

                            NEOSE TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
-------           -------
  5.1*            Opinion of Morgan, Lewis & Bockius LLP

 23.1*            Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this registration statement)

 99.1*            Neose Technologies, Inc. 1995 Stock Option/Stock Issuance
                  Plan, amended and restated as of June 26, 2000.

----------
*    Filed herewith.


                                        6